EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and/or directors of Valley Financial Corporation, a Virginia corporation ("Valley"), does hereby constitute and appoint Ellis L. Gutshall and A. Wayne Lewis, and each of them (with full power to each of them to act alone), his true and lawful Attorneys in Fact and Agents for him and on his behalf and in his name, place and stead in any and all capacities and particularly as an officer and/or director of Valley, to sign, execute and affix his seal thereto and file any of the documents referred to below:

                  Annual Report for the calendar year ended December 31, 2000 on Form 10-KSB, and any amendments thereto, together with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission and all other appropriate regulatory authorities;

         granting unto said Attorneys and each of them full power and authority to do and perform every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully, to all intents and purposes, as he himself might or could do if personally present, hereby ratifying and affirming all that said Attorneys in Fact and Agents or each of them may lawfully do or cause to be done by virtue hereof.

         WITNESS the signatures and seals of the undersigned this 15th day of February, 2001.

/s/ Mason Haynesworth              (SEAL)                     /s/ Barbara B. Lemon              (SEAL)
- -----------------------------------                           ----------------------------------

/s/ William D. Elliot              (SEAL)                     /s/ A. Wayne Lewis                 (SEAL)
- -----------------------------------                           ----------------------------------

/s/ Abney S. Boxley, III           (SEAL)                     /s/ Ellis L. Gutshall              (SEAL)
- -----------------------------------                           ----------------------------------

/s/ George W. Logan                (SEAL)                                                        (SEAL)
- -----------------------------------                           ----------------------------------

/s/ Ward W. Stevens                (SEAL)                                                        (SEAL)
- -----------------------------------                           ----------------------------------

/s/ Eddie F. Hearp                 (SEAL)                                                        (SEAL)
- -----------------------------------                           ----------------------------------


/s/ John W. Starr                  (SEAL)                                                        (SEAL)
- -----------------------------------                           ----------------------------------

COMMONWEALTH OF VIRGINIA    )
                            )    to wit:
CITY OF ROANOKE             )

         I, Alberta G. Richards, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Abney S. Boxley, III, William D. Elliot, Ellis L Gutshall, Eddie F. Hearp, Barbara B. Lemon, A. Wayne Lewis, George W. Logan, John W. Starr, and Ward W. Stevens, whose names are signed to the foregoing writing bearing date the 15th day of February, 2001, this day personally appeared before me and acknowledged the same in my City and State aforesaid.

                  GIVEN under my hand and seal this 15th day of February, 2001.



                                    /s/ Alberta G. Richards
                                   --------------------------------------
                                    Notary Public

                                    My commission expires June 30, 2004

(SEAL)